UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2002

HORIZON OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23653	76-487309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 361-2600
(Registrant's telephone number, including area code)

Item 7.     Financial Statements and Exhibits.

        (a)    Exhibits.

                23.1    Consent of Independent Public Accountants.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.
By: /S/ DAVID W. SHARP
David W. Sharp Executive Vice President and Chief Financial Officer

Dated: March 28, 2001